EXHIBIT 32

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of eGene, Inc. (the "Company") on Form 10-QSB Quarterly Report for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Ming S. Liu, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 14, 2005     By: /s/ Ming S. Liu
                             Ming S. Liu
                             Chief Executive Officer, Executive
                             Vice President and Director